UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 26, 2007

Sunterra Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-13815	95-4582157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3865 W. Cheyenne Ave.
North Las Vegas, NV	89032
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(702) 804-8600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 26, 2007, Sunterra Corporation (the “Company”) entered into a Waiver, Consent and Amendment No. 5 (the “Waiver and Amendment”) to a Loan Agreement, dated as of July 29, 2002, and amended as of July 28, 2005 (the “Existing Loan Agreement”), with Borrowers (as defined in the Existing Loan Agreement), the Lenders (as defined in the Existing Loan Agreement) and Merrill Lynch Mortgage Capital Inc., as administrative agent and collateral agent for the Lenders (the “Agent”).

The Waiver and Amendment provides a waiver by the Lenders of any default, breach of representation or warranty or failure to satisfy any condition to the making of a loan under certain sections of the Existing Loan Agreement that may have arisen in connection with events, matters or effects publicly disclosed by the Company on or prior to the date of the Waiver and Amendment. In particular, among other things, the Waiver and Amendment permits the postponement until July 31, 2007, of the delivery of audited financial statements for the fiscal year ended September 30, 2006, as well as waives any prior failures by the Company to comply with certain financial reporting covenants.

The Waiver and Amendment also amends the Existing Loan Agreement to, among other things, permit the Company’s European subsidiary, Sunterra Europe (Holdings) Limited (“Sunterra Europe”), or any subsidiary thereof, to secure its outstanding debt owed to the Company and permit a sale or disposition of Sunterra Europe or any of its subsidiaries.

In connection with the Waiver and Amendment, the Company paid the Agent a fee of $225,000.

The Waiver and Amendment is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1
Waiver, Consent and Amendment No. 5, dated as of January 26, 2007, to that certain Loan Agreement, dated as of July 29, 2002, as amended by Amendment No. 1, dated as of December 20, 2002, Amendment No. 2, dated as of February 13, 2004, Amendment No. 3, dated as of July 7, 2004 and Amendment No. 4, dated as of July 28, 2005, among Sunterra Corporation, Borrowers (as defined therein), the Lenders (as defined therein) and Merrill Lynch Mortgage Capital Inc., as administrative agent and collateral agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2007

SUNTERRA CORPORATION

By:	/s/	Frederick C. Bauman
	Name:	Frederick C. Bauman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Waiver, Consent and Amendment No. 5, dated as of January 26, 2007, to that certain Loan Agreement, dated as of July 29, 2002, as amended by Amendment No. 1, dated as of December 20, 2002, Amendment No. 2, dated as of February 13, 2004, Amendment No. 3, dated as of July 7, 2004 and Amendment No. 4, dated as of July 28, 2005, among Sunterra Corporation, Borrowers (as defined therein), the Lenders (as defined therein) and Merrill Lynch Mortgage Capital Inc., as administrative agent and collateral agent for the Lenders.